Exhibit 99.2


                  BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
                 Unaudited Condensed Consolidated Balance Sheets
             (dollars in thousands, except share and per share data)



                                          March 29,      June 28,     September 27,    January 3,
                                            2003           2003          2003            2004
                                        -------------- ------------- --------------  --------------
 ASSETS
 Current assets:
   Cash and cash equivalents                   $8,563        $3,685         $4,027         $20,601
   Inventories                                 20,684        21,613         19,286          22,573
   Receivables                                    635         1,843          2,745           2,163
   Prepaid expenses and other current
    assets                                        994           926          2,908           4,215
   Deferred tax assets                          1,999         1,981          2,213           1,531
                                        -------------- ------------- --------------  --------------
       Total current assets                    32,875        30,048         31,179          51,083

 Property and equipment, net                   62,516        67,809         72,919          73,635
 Goodwill                                         197           297             97              97
 Other intangible assets                        1,245         1,241          1,254           1,493
 Other assets, net                              1,583         1,693          1,827           1,902
                                        -------------- ------------- --------------  --------------
 Total Assets                                 $98,416      $101,088       $107,276        $128,210
                                        ============== ============= ==============  ==============

         LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                           $14,106       $15,403        $15,348         $21,822
   Accrued expenses                             3,887         2,468          2,794           6,366
   Other current liabilities                    8,050         7,978          8,437          12,432
                                        -------------- ------------- --------------  --------------
       Total current liabilities               26,043        25,849         26,579          40,620
                                        -------------- ------------- --------------  --------------

 Deferred franchise revenue                       938           989          1,530           1,957
 Deferred rent                                 17,600        19,777         22,863          23,801
 Other liabilities                                  -             -              -             877
 Deferred tax liabilities                       2,399         2,719          3,824           3,220
 Minority interest                                  5             5              -               -
 Redeemable preferred stock, at
  redemption price                             36,412        36,905         37,397          37,890

 Stockholders' equity:
   Nonredeemable preferred stock, at par
    value                                          94            94             94              94
   Common stock, par value $0.01 per
    share.                                          5             5              5               5
   Additional paid-in capital                  10,843        10,866         10,895          10,918
   Retained earnings                            5,828         5,653          5,887          10,649
   Notes receivable from officers              (1,751)       (1,774)        (1,798)         (1,821)
                                        -------------- ------------- --------------  --------------
       Total stockholders' equity              15,019        14,844         15,083          19,845
                                        -------------- ------------- --------------  --------------
 Total Liabilities and Stockholders'
  Equity                                      $98,416      $101,088       $107,276        $128,210
                                        ============== ============= ==============  ==============



                  BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
            Unaudited Condensed Consolidated Statements of Operations (dollars in thousands, except share and per share data)



                                                     13 Weeks       13 Weeks        13 Weeks       14 Weeks
                                                       Ended          Ended          Ended           Ended
                                                     March 29,      June 28,      September 27,   January 3,
                                                       2003           2003           2003            2004
                                                   -------------  -------------  --------------  -------------
                                                                                   (restated)
Revenues:
   Net retail sales                                     $47,810        $44,678         $47,904        $73,035
   Franchise fees                                            48             48              59             90
                                                   -------------  -------------  --------------  -------------
       Total revenues                                    47,858         44,726          47,963         73,125
                                                   -------------  -------------  --------------  -------------
Costs and expenses:
   Costs of merchandise sold                             26,255         25,536          27,418         37,078
   Selling, general, and administrative                  18,920         17,164          17,846         27,161
   Store preopening                                         478          1,495           1,514            372
   Interest expense (income), net                           (36)           (18)             (7)             3
                                                   -------------  -------------  --------------  -------------
       Total costs and expenses                          45,617         44,177          46,771         64,614
                                                   -------------  -------------  --------------  -------------
       Income before income taxes                         2,241            549           1,192          8,511
Income tax expense                                          920            232             466          3,257
                                                   -------------  -------------  --------------  -------------
       Net income                                         1,321            317             726          5,254
Cumulative dividends and accretion of
   redeemable preferred stock                               493            492             493            492
Cumulative dividends of nonredeemable
   preferred stock                                          114            114             114            113
                                                   -------------  -------------  --------------  -------------
       Net income available to common and
          participating preferred stockholders             $714          $(289)           $119         $4,649
                                                   =============  =============  ==============  =============

Net income allocated to common stockholders                 $16          $(289)             $3           $104
                                                   =============  =============  ==============  =============

Net income allocated to participating
   preferred stockholders                                  $698             $-            $116         $4,545
                                                   =============  =============  ==============  =============

Earnings per common share:
   Basic                                                  $0.07         $(1.33)          $0.01          $0.48
                                                   =============  =============  ==============  =============
   Diluted                                                $0.07         $(1.33)          $0.01          $0.30
                                                   =============  =============  ==============  =============
Shares used in computing common per share amounts:
     Basic                                              217,519        217,519         217,519        217,519
     Diluted                                         11,585,795        217,519       9,365,119     17,759,083

Store data
 (1):
   Number of stores at end of period                        109            123             143            150
   Store square footage at end of period                347,486        388,853         443,142        462,484
   Comparable store sales change (%) (2)                  (17.4)%        (15.6)%         (19.0)%        (12.5)%


(1)  Excludes our webstore and seasonal and event-based locations.

(2) Comparable store sales percentage changes are based on net retail sales and stores are considered comparable beginning in their thirteenth full month of operation.



                  BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
            Unaudited Condensed Consolidated Statements of Cash Flows
                             (dollars in thousands)



                                                              13 Weeks       26 Weeks       39 Weeks        53 Weeks
                                                               Ended          Ended           Ended          Ended
                                                             March 29,       June 28,     September 27,    January 3,
                                                               2003           2003            2003           2004
                                                           -------------- -------------- ------------------------------
                                                                            (restated)     (restated)
 Cash flows from operating activities:
    Net income                                                    $1,321         $1,638          $2,364         $7,618
    Adjustments to reconcile net income to
       net cash from operating activities:
       Depreciation and amortization                               2,745          5,701           8,949         12,840
       Deferred taxes                                                105            442           1,315          1,394
       Loss on disposal of property and equipment                     63             63             159            340
       Impairment of goodwill                                          -              -             200            200
       Change in assets and liabilities:
          Inventories                                                886            (42)          2,284         (1,002)
          Receivables                                              1,577            368            (533)            49
          Prepaid expenses and other current assets                 (175)          (107)           (324)        (3,397)
          Accounts payable                                        (3,233)        (1,936)         (1,991)         4,483
          Accrued expenses and other liabilities                  (5,713)        (4,976)         (2,329)         9,245
                                                           -------------- -------------- ------------------------------
             Net cash provided by operating activities            (2,424)         1,151          10,094         31,770
                                                           -------------- -------------- ------------------------------
 Cash flows from investing activities:
    Purchases of property and equipment                           (4,534)       (12,517)        (20,690)       (24,917)
    Purchases of other assets                                       (243)          (615)         (1,043)        (1,918)
    Purchase of minority interest in subsidiary                     (100)          (200)           (200)          (200)
                                                           -------------- -------------- ------------------------------
             Net cash used in investing activities                (4,877)       (13,332)        (21,933)       (27,035)
                                                           -------------- -------------- ------------------------------
 Cash flows from financing activities:
                                                           -------------- -------------- ------------------------------
             Net cash provided by financing activities                 -              -               -              -
                                                           -------------- -------------- ------------------------------
 Net increase in cash and cash equivalents                        (7,301)       (12,181)        (11,839)         4,735
 Cash and cash equivalents, beginning of period                   15,866         15,866          15,866         15,866
                                                           -------------- -------------- ------------------------------
 Cash and cash equivalents, end of period                         $8,565         $3,685          $4,027        $20,601
                                                           ============== ============== ==============================



                  BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
                 Unaudited Condensed Consolidated Balance Sheets
             (dollars in thousands, except share and per share data)



                                          April 3,        July 3,      October 2,      January 1,
                                            2004           2004           2004           2005
                                       --------------- ------------- --------------- --------------
                                                        (restated)     (restated)
 ASSETS
 Current assets:
   Cash and cash equivalents                  $28,623       $26,315         $15,745        $67,327
   Inventories                                 19,484        29,948          29,435         30,791
   Receivables                                  1,061         1,875           3,124          3,792
   Prepaid expenses and other current
    assets                                      3,617         4,501           5,180          5,320
   Deferred tax assets                          1,754         2,030           2,192          2,725
                                       --------------- ------------- --------------- --------------
       Total current assets                    54,539        64,669          55,676        109,955

 Property and equipment, net                   72,777        73,079          74,694         75,815
 Goodwill                                          97            97              97              -
 Other intangible assets                        1,486         1,484           1,442          1,411
 Other assets, net                              1,926         1,989           2,041          2,056
                                       --------------- ------------- --------------- --------------
 Total Assets                                $130,825      $141,318        $133,950       $189,237
                                       =============== ============= =============== ==============

         LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                           $18,088       $21,367         $17,694        $25,767
   Accrued expenses                            10,111         9,981           9,995         13,966
   Other current liabilities                   11,473        11,675          12,485         22,222
                                       --------------- ------------- --------------- --------------
       Total current liabilities               39,672        43,023          40,174         61,955
                                       --------------- ------------- --------------- --------------

 Deferred franchise revenue                     1,905         1,864           2,152          2,075
 Deferred rent                                 22,187        24,372          25,567         26,426
 Other liabilities                                840           803             768            732
 Deferred tax liabilities                       3,175         3,362           3,403          2,539
 Redeemable preferred stock, at
  redemption price                             38,382        38,875          39,032              -

 Stockholders' equity:
   Nonredeemable preferred stock, at
    par value                                      94            94              94              -
   Common stock, par value $0.01 per
    share.                                          5             7               7            196
   Additional paid-in capital                  10,967        10,928          12,831         77,708
   Retained earnings                           15,442        19,858          13,203         19,386
   Notes receivable from officers              (1,844)       (1,868)         (1,891)        (1,770)
   Unearned compensation                            -             -          (1,390)           (10)
                                       --------------- ------------- --------------- --------------
       Total stockholders' equity              24,664        29,019          22,854         95,510
                                       --------------- ------------- --------------- --------------
 Total Liabilities and Stockholders'
  Equity                                     $130,825      $141,318        $133,950       $189,237
                                       =============== ============= =============== ==============



                  BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
            Unaudited Condensed Consolidated Statements of Operations
             (dollars in thousands, except share and per share data)



                                           13 Weeks       13 Weeks        13 Weeks        13 Weeks
                                            Ended           Ended          Ended            Ended
                                           April 3,        July 3,       October 2,      January 1,
                                            2004            2004           2004             2005
                                        --------------  -------------  --------------  ---------------
                                                                         (restated)
Revenues:
   Net retail sales                           $69,495        $65,924         $66,214          $98,836
   Franchise fees                                 117            190             191              348
   Licensing revenue                                -              -             102              245
                                        --------------  -------------  --------------  ---------------
       Total revenues                          69,612         66,114          66,507           99,429
                                        --------------  -------------  --------------  ---------------
Costs and expenses:
   Cost of merchandise sold                    35,922         34,124          34,822           46,720
   Selling, general, and administrative        24,993         23,638          25,145           41,532
   Store preopening                               212            493             767              714
   Impairment charge (credit)                       -              -               -              (54)
   Interest expense (income), net                 (39)           (59)            (72)            (129)
                                        --------------  -------------  --------------  ---------------
       Total costs and expenses                61,088         58,196          60,662           88,783
                                        --------------  -------------  --------------  ---------------
       Income before income taxes               8,524          7,918           5,845           10,646
Income tax expense                              3,239          3,009           2,342            4,344
                                        --------------  -------------  --------------  ---------------
       Net income                               5,285          4,909           3,503            6,302
Cumulative dividends and accretion of
   redeemable preferred stock                     492            493             152              125
Cumulative dividends of nonredeemable
   preferred stock                                114            114              35                -
                                        --------------  -------------  --------------  ---------------
       Net income available to common
        and
         participating preferred
          stockholders                         $4,679         $4,302          $3,316           $6,177
                                        ==============  =============  ==============  ===============

Net income allocated to common
 stockholders                                    $104           $155            $140           $6,177
                                        ==============  =============  ==============  ===============

Net income allocated to participating
   preferred stockholders                      $4,575         $4,147          $3,176               $-
                                        ==============  =============  ==============  ===============

Earnings per common share:
   Basic                                        $0.48          $0.44           $0.34            $0.45
                                        ==============  =============  ==============  ===============
   Diluted                                      $0.30          $0.27           $0.19            $0.32
                                        ==============  =============  ==============  ===============
Shares used in computing common per share amounts:
     Basic                                    217,519        354,931         419,218       13,870,389
     Diluted                               17,858,276     18,021,047      18,528,825       19,650,953

Store data
 (1):
   Number of stores at end of period              151 #          157             164              170
   Store square footage at end of period      464,972 #      479,042         497,385          514,986
   Comparable store sales change (%) (2)         14.8%          12.9%           18.8%            23.3%


(1)  Excludes our webstore and seasonal and event-based locations.

(2) Comparable store sales percentage changes are based on net retail sales and stores are considered comparable beginning in their thirteenth full month of operation.



                  BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES
            Unaudited Condensed Consolidated Statements of Cash Flows
                             (dollars in thousands)



                                           13 Weeks       26 Weeks       39 Weeks       52 Weeks
                                            Ended          Ended          Ended          Ended
                                           April 3,       July 3,       October 2,     January 1,
                                            2004           2004           2004           2005
                                        -------------- -------------- -----------------------------
                                                         (restated)     (restated)
 Cash flows from operating activities:
   Net income                                  $5,285        $10,194        $13,697        $19,999
   Adjustments to reconcile net income
    to net cash from operating activities:
     Depreciation and amortization              3,543          7,125         10,817         14,948
     Deferred taxes                              (268)          (357)          (478)        (1,875)
     Tax benefit from exercise of non-
      qualified options                             -            410            410            410
     Loss on disposal of property and
      equipment                                     -            142            269            533
     Impairment of goodwill                         -              -              -             97
     Impairment charge (credit)                     -              -              -            (54)
     Stock-based compensation                      26             94            584          1,974
     Change in assets and liabilities:
       Inventories                              3,089         (7,375)        (6,862)        (8,218)
       Receivables                              1,102            288           (961)        (1,629)
       Prepaid expenses and other
        current assets                            598           (286)          (965)        (1,105)
       Accounts payable                        (3,734)          (455)        (4,128)         3,998
       Accrued expenses and other
        liabilities                             1,083          2,723          4,994         19,449
                                        -------------- -------------- -----------------------------
         Net cash provided by operating
          activities                           10,724         12,503         17,377         48,527
                                        -------------- -------------- -----------------------------
 Cash flows from investing activities:
   Purchases of property and equipment         (2,403)        (6,132)       (11,278)       (16,494)
   Purchases of other assets                     (299)          (657)          (955)        (1,238)
                                        -------------- -------------- -----------------------------
         Net cash used in investing
          activities                           (2,702)        (6,789)       (12,233)       (17,732)
                                        -------------- -------------- -----------------------------
 Cash flows from financing activities:
   Payment of cash dividend                         -              -        (10,000)       (10,000)
   Exercise of employee stock options               -              -              -             52
   Collection of note receivable from
    officer                                         -              -              -            144
   Proceeds from initial public
    offering, net of offering costs                 -              -              -         25,735
                                        -------------- -------------- -----------------------------
         Net cash provided by financing
          activities                                -              -        (10,000)        15,931
                                        -------------- -------------- -----------------------------
 Net increase in cash and cash
  equivalents                                   8,022          5,714         (4,856)        46,726
 Cash and cash equivalents, beginning of
  period                                       20,601         20,601         20,601         20,601
                                        -------------- -------------- -----------------------------
 Cash and cash equivalents, end of
  period                                      $28,623        $26,315        $15,745        $67,327
                                        ============== ============== =============================